Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO TITLE 18,

UNITED STATES CODE, SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joseph G. Gerardi, Vice President, Chief Financial Officer of ANGIODYNAMICS, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

3. the Annual Report on Form 10-K of the Company for the fiscal year ended May 29, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

4. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 27, 2004	/s/ JOSEPH G. GERARDI
Joseph G. Gerardi, Vice President – Chief Financial Officer and Treasurer